EXHIBIT 31.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES OXLEY ACT OF 2002
CERTIFICATION

I, Shawn Landgraf, certify that:

1.	I have reviewed this annual report on Form 10-K of Power Sports Factory, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.
designed  such  disclosure  controls and  procedures,  or caused such disclosure   controls  and   procedures  to  be  designed  under  our supervision,  to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.
designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting to be designed under our  supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial  reporting and the preparation of financial statements  for  external   purposes  in  accordance  with  generally accepted accounting principles;

c.
evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report based on such  evaluation; and

d.
disclosed  in this  report any change in the  registrant's internal control  over  financial reporting  that occurred during the registrant's  most recent  fiscal  quarter (the registrant's  fourth quarter  in  the  case of an annual  report) that  has  materially affected, or  is reasonably likely  to materially affect,  the registrant's internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.
all significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

	b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting;

Date: April 15, 2010	/s/ Shawn Landgraf
Shawn Landgraf, Chief Executive Officer